Note 4. Intangible Assets	9 Months Ended	12 Months Ended
	Sep. 30, 2013	Dec. 31, 2012
Notes to Financial Statements
Intangible Assets

Acquisition of Precision IR Group, Inc.

     On August 22, 2013, the Company and PrecisionIR Group Inc., a Delaware corporation (“PrecisionIR” or “PIR”) entered into and consummated an Agreement and Plan of Merger (the “Acquisition Agreement”). Under the terms of the Acquisition Agreement, the Company paid $3,450,000 to certain debtors of PIR as full consideration to acquire all of the outstanding shares of PIR (the “Acquisition”).

During the quarter ended September 30, 2013, the Company employed a third party valuation firm to assist in determining the assumptions for the preliminary purchase price allocation of assets and liabilities acquired from PIR as set forth in the tables below.  The income approach was used to determine the value of the PIR’s trademarks and client relationships. The income approach determines the fair value for the asset based on the present value of cash flows projected to be generated by the asset. Projected cash flows are discounted at a rate of return that reflects the relative risk of achieving the cash flow and the time value of money. Projected cash flows for each asset considered multiple factors, including current revenue from existing customers; analysis of expected revenue and attrition trends; reasonable contract renewal assumptions from the perspective of a marketplace participant; expected profit margins giving consideration to marketplace synergies; and required returns to contributory assets. The cost approach was used to determine the value of PIR’s fixed assets, customer list, and software.  The cost approach is based on replacement cost as an indicator of value. It assumes that a prudent investor would pay no more for an asset than the amount for which it could be replaced new. Further, to the extent a particular asset provides less utility than a new one, its value will be less than its replacement cost new. To account for this difference, the replacement cost new is adjusted for losses in value, that is, depreciated.

The transaction resulted in recording intangible assets and goodwill at a fair value of $5,479,692 as follows:

Total Consideration	$3,450,000
Plus: Liabilities assumed in excess of tangible assets	2,029,692
Total fair value of PIR intangible assets and goodwill	$5,479,692

Allocation of PIR intangible assets and goodwill:
Amortizable intangible assets	$3,300,000
Trademarks	720,000
Goodwill	1,459,692
Total fair value of PIR intangible assets and goodwill	$5,479,692

The tangible assets and liabilities acquired were as follows:

Cash	$271,602
Accounts receivable	1,405,208
Prepaid expenses and other assets	366,876
Furniture, equipment, and improvements	297,076
Deposits	10,283
Total assets	2,351,045
Accounts payable and accrued expenses	(1,790,133)
Deferred revenue	(1,452,780)
Net tax liabilities	(1,137,824)
Total liabilities	(4,380,737)
Liabilities assumed in excess of tangible assets	$2,029,692

The identifiable amortizable intangible assets created as a result of the acquisition will be amortized straight line over it’s estimated useful life as follows:

	Asset Amount	Useful Life (years)
Client relationships	$1,480,000	7
Customer list	1,270,000	3
Software	550,000	3
	$3,300,000

Select Pro-Forma Financial Information (Unaudited)

The following represents our unaudited condensed pro-forma financial results as if the Acquisition with PIR and the Company had occurred as of January 1, 2012. Unaudited condensed pro-forma results are based upon accounting estimates and judgments that we believe are reasonable. The condensed pro-forma results are not necessarily indicative of the actual results of our operations had the acquisitions occurred at the beginning of the periods presented, nor does it purport to represent the results of operations for future periods.

	Nine Months Ended
	September 30,
	2013	2012

Revenues	$12,288,244	$13,826,544
Net Income	$839,595	$738,101
Basic earnings per share	$0.43	$0.39
Diluted earnings per share	$0.41	$0.38

Acquisition of SEC Compliance Services

The Company acquired rights to all customer contracts of privately held SEC Compliance Services, Inc. (“SECCS”) on January 4, 2012.  The purchase price of $425,000 consisted of cash proceeds of $285,000 and 70,000 shares of common stock with a value of $140,000 based on the Company’s stock price of $2.00 per share on the close of business on January 4, 2012. The Company borrowed $275,000 from its line of credit to finance the transaction. The Company is amortizing the purchase price of $425,000 over its estimated useful life of five years.

The components of goodwill and intangible assets are as follows:

	December 31, 2012
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
Customer lists	$500,000	$(128,333)	$371,667
Customer relationships-noncontractual	25,000	(25,000)	-
Proprietary software	51,000	(34,333)	16,667
Goodwill	43,195	—	43,195
Total intangible assets	$619,195	$(187,666)	$431,529

	December 31, 2011
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
Customer lists	$70,000	$(31,666)	$38,334
Customer relationships-noncontractual	25,000	(22,500)	2,500
Proprietary software	50,000	(25,000)	25,000
Goodwill	43,195	—	43,195
Total intangible assets	$188,195	$(79,166)	$109,029

Goodwill

At December 31, 2012 and 2011, our recorded goodwill totaled $43,195, which was solely related to our acquisition of Basset Press in July 2007.   We conducted our 2012 annual impairment analysis during the third quarter of 2012 and determined that our goodwill was not impaired.

Intangible Assets

In July 2007, as part of the Basset Press acquisition, we acquired $105,000 of identifiable intangible assets including $30,000 for customer lists, $25,000 for non-contractual customer relationships, and $50,000 for proprietary software or intellectual property.  These assets have been amortized over their useful lives of five or six years.  In June 2011, we acquired the rights to the customers of Edgar Tech Filing Services for $40,000. This asset has been recorded as a customer list and is being amortized over an estimated useful life of five years.  The Company acquired rights to all customer contracts of privately held SEC Compliance Services, Inc. (“SECCS”) on January 4, 2012.  The purchase price of $425,000 consisted of cash proceeds of $285,000 and 70,000 shares of common stock with a value of $140,000 based on the Company’s stock price of $2.00 per share on the close of business on January 4, 2012. The Company borrowed $275,000 from its line of credit to finance the transaction. The Company is amortizing the purchase price of $425,000 over its estimated useful life of five years.

We conducted our annual impairment analyses during the third quarters of 2012 and 2011 and determined that no intangible assets were impaired.

The amortization of intangible assets is a charge to operating expenses and totaled $108,500 and $24,000 in the years ended 2012 and 2011, respectively.

The future amortization of the identifiable intangible assets is as follows:

Years Ending December 31:
2013	$102,333
2014	102,334
2015	94,000
2016	89,333
2017	334
Total	$388,334